UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2021 (February 24, 2021)

Evolve Transition Infrastructure LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

Sanchez Midstream Partners LP

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed, on August 2, 2019, Sanchez Midstream Partners LP (the “Partnership”) issued that certain Warrant Exercisable for Junior Securities (the “Warrant”) to Stonepeak Catarina Holdings LLC (“Stonepeak”).  The Warrant may be exercised at any time and from time to time until the later of August 2, 2026 and the date 30 days after the date on which all of the Class C Preferred Units representing limited partner interests in the Partnership (“Class C Preferred Units”) have been redeemed for a number of Junior Securities (as such term is defined in the Warrant) equal to 10% of each applicable class of Junior Securities then outstanding as of the exercise date.

As previously disclosed, on November 16, 2020, the Partnership and Stonepeak entered into a letter agreement (the “Stonepeak Letter Agreement”), and in accordance with the Stonepeak Letter Agreement, on January 28, 2021, the Partnership received written notice of Stonepeak’s election to receive distributions on the Class C Preferred Units for the quarter ended December 31, 2020 in common units representing limited partner interests in the Partnership (“Common Units”). In accordance with the Stonepeak Letter Agreement, the Partnership has issued 12,445,491 Common Units (the “Q420 Stonepeak Units”) to Stonepeak.

As previously disclosed, the Partnership’s Long-Term Incentive Plan, effective March 6, 2015 (the “LTIP”), provides that upon the issuance of additional Common Units from time to time, the maximum number of Common Units that may be delivered or reserved for delivery with respect to the LTIP shall be automatically increased (such increase, the “LTIP Increase”) by a number of Common Units equal to the lesser of (i) fifteen percent (15%) of such additional Common Units, or (ii) such lesser number of Common Units as determined by the board of directors of Sanchez Midstream Partners GP LLC, the Partnership’s general partner (the “General Partner”).

On February 24, 2021, the Partnership and Stonepeak entered into Amendment No. 1 to Warrant Exercisable for Junior Securities to exclude from the Warrant the 1,866,823 Common Units included in the LTIP Increase resulting from the issuance of the Q420 Stonepeak Units. No LTIP Increase was made with respect to the prior issuance of Common Units pursuant to the Stonepeak Letter Agreement with respect to the quarter ended September 3, 2020.

Item 3.02Unregistered Sales of Equity Securities.

As previously disclosed, on November 16, 2020, the Partnership and Stonepeak entered into the Stonepeak Letter Agreement, and in accordance with the Stonepeak Letter Agreement, on January 28, 2021, the Partnership received written notice of Stonepeak’s election to receive distributions on the Class C Preferred Units for the quarter ended December 31, 2020 in Common Units.

Following satisfaction of each of the issuance conditions required in the Stonepeak Letter Agreement, on February 25, 2021, the Partnership issued the Q420 Stonepeak Units to Stonepeak. The issuance of the Q420 Stonepeak Units was a private placement of equity securities made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof as a transaction by an issuer not involving a public offering.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 26, 2021, the Partnership changed its name to Evolve Transition Infrastructure LP (the “LP Name Change”). The LP Name Change was effected pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) by filing a Certificate of Amendment to Certificate of Limited Partnership of the Partnership (the “LP Certificate”) with the Secretary of State of the State of Delaware. Under the DRULPA and the Third Amended and Restated Agreement of Limited Partnership of the Partnership, the name change did not require approval of the Partnership’s unitholders.

Effective February 26, 2021, the General Partner changed its name to Evolve Transition Infrastructure GP LLC (the “GP Name Change” and, together with the LP Name Change, the “Name Changes”). The GP Name Change was effected pursuant to Section 18-202 of the Delaware Limited Liability Company Act by filing a Certificate of Amendment to Certificate of Formation of the General Partner (the “GP Certificate”) with the Secretary of State of the State of Delaware.

To reflect the Name Changes, effective February 26, 2021, (i) the General Partner entered into Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement Amendment”), and (ii) SP Holdings, LLC, the sole member of the General Partner, entered into Amendment No. 5 to Limited Liability Company Agreement of the General Partner (the “GP LLC Amendment”).

The Name Changes do not affect the rights of the Partnership’s unitholders. There were no other changes to the LP Certificate or other formation documents of the Partnership or General Partner in connection with the Name Changes.

The foregoing descriptions of the LP Certificate, the GP Certificate, the Partnership Agreement Amendment and the GP LLC Amendment do not purport to be complete and are qualified in their entirety by reference to the full and complete text of the LP Certificate, the Partnership Agreement Amendment, the GP Certificate and the GP LLC Amendment, which are attached to this Current Report on Form 8-K as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated herein by reference.

Item 8.01Other Events.

The Common Units trade on the NYSE American under the ticker symbol “SNMP.”  The LP Name Change will not result in any change to the ticker symbol.

The CUSIP number for the Common Units has changed as a result of the LP Name Change. The new CUSIP number is 30053M 104. No action is required by unitholders with respect to the Name Changes or the change in CUSIP number.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Certificate of Limited Partnership of Sanchez Midstream Partners LP, effective February 26, 2021.

3.2	Amendment No. 1 to the Third Amended and Restated Agreement of Limited Partnership of Sanchez Midstream Partners LP, effective February 26, 2021.

3.3	Certificate of Amendment to Certificate of Formation of Sanchez Midstream Partners GP LLC, effective February 26, 2021.

3.4	Amendment No. 5 to the Limited Liability Company Agreement of Sanchez Midstream Partners GP LLC, effective February 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ MIDSTREAM PARTNERS LP
By: Sanchez Midstream Partners GP LLC, its general partner

Date: February 26, 2021	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary